Exhibit 10.1

AMENDMENT NO. 2 TO CREDIT AGREEMENT

This Amendment No. 2 to Credit Agreement, dated as of July 9, 2012 (this “Second Amendment”), is entered into by CAL DIVE INTERNATIONAL, INC., a Delaware corporation (the “Borrower”), the lenders party to the Credit Agreement described below, and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), Swing Line Lender and L/C Issuer.

INTRODUCTION

Reference is made to the Credit Agreement dated as of April 26, 2011 (as amended by Amendment No. 1 dated October 7, 2011 and as otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the lenders from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”) and the Administrative Agent.

The Borrower, the Lenders and the Administrative Agent have agreed to make certain amendments to the Credit Agreement as set forth herein.

THEREFORE, in connection with the foregoing and for other good and valuable consideration, the Borrower, the Lenders, and the Administrative Agent hereby agree as follows:

Section 1. Definitions; References.  Unless otherwise defined in this Second Amendment, each term used in this Second Amendment that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.

Section 2. Amendments to Credit Agreement.

(a) Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions  in appropriate alphabetical order:

“Liquidity” means, as of any date, the sum of (a) the Revolving Credit Facility minus the Total Revolving Credit Outstandings, and (b) readily and immediately available unrestricted cash held in deposit accounts of any Loan Party (other than any account holding Cash Collateral), which is free and clear of all Liens (other than Liens in favor of the Administrative Agent securing the Obligations).

“Permitted Cash Conversions” means, in respect of any Qualified Convertible Indebtedness or Refinanced Qualified Convertible Indebtedness, each of the following:

(a)	prior to the Shareholder Approval Date:

(i)
payments in cash upon conversion of any Qualified Convertible Indebtedness or Refinanced Qualified Convertible Indebtedness up to the par value of such Qualified Convertible Indebtedness or Refinanced Qualified Convertible Indebtedness, as applicable; and

(ii)
payments in cash upon conversion of any Qualified Convertible Indebtedness or Refinanced Qualified Convertible Indebtedness in excess of the par value of such Qualified Convertible Indebtedness or Refinanced Qualified Convertible Indebtedness, as applicable, so long as (A) prior to (or in connection with) any such conversion, the maximum number of shares of Borrower common stock that can be delivered upon conversion of such Qualified Convertible Indebtedness or Refinanced Qualified Convertible Indebtedness, as applicable, in compliance with applicable Laws and the New York Stock Exchange listing requirements has previously been delivered upon conversion of such Qualified Convertible Indebtedness or Refinanced Qualified Convertible Indebtedness, as applicable (or will be delivered in connection with such conversion) or (B) on the date of such conversion and after giving effect thereto, (1) the Borrower is in pro forma compliance with the financial covenants set forth in Sections 7.11(a), (b), (c) and (d), and (2) Liquidity is equal to or greater than $25,000,000; and

(iii)	payments in cash in lieu of any deliveries of fractional shares of Borrower common stock upon conversion of any Qualified Convertible Indebtedness or Refinanced Qualified Convertible Indebtedness; and

(b)	from and after the Shareholder Approval Date:

(i)
payments in cash upon conversion of any Qualified Convertible Indebtedness or Refinanced Qualified Convertible Indebtedness up to the par value of such Qualified Convertible Indebtedness or Refinanced Qualified Convertible Indebtedness, as applicable; and

(ii)
payments in cash upon conversion of any Qualified Convertible Indebtedness or Refinanced Qualified Convertible Indebtedness in excess of the par value of such Qualified Convertible Indebtedness or Refinanced Qualified Convertible Indebtedness, as applicable, so long as on the date of such conversion and after giving effect thereto, (A) the Borrower is in pro forma compliance with the financial covenants set forth in Sections 7.11(a), (b), (c) and (d), and (B) Liquidity is equal to or greater than $25,000,000; and

(iii)	payments in cash in lieu of any deliveries of fractional shares of Borrower common stock upon conversion of any Qualified Convertible Indebtedness or Refinanced Qualified Convertible Indebtedness.

“Qualified Convertible Indebtedness” means unsecured Indebtedness consisting of debt securities of the Borrower that may be converted into cash, shares of common stock of the Borrower, or a combination thereof, so long as (a) such Indebtedness has a final maturity at least 6 months after the Term Loan Maturity Date and the Revolving Credit Maturity Date, (b) such Indebtedness does not require any scheduled repayment, defeasance, or redemption of any principal amount thereof or any conversion into cash prior to maturity (other than conversions of such Indebtedness into shares of common stock of the Borrower and Permitted Cash Conversions), (c) the agreements governing such Indebtedness do not contain covenants, terms, or conditions that are more restrictive, taken as a whole, than the covenants terms, and conditions of this Agreement, and (d) 100% of the Net Cash Proceeds of such Indebtedness are used to prepay the Loans in accordance with Section 2.06(c).

“Refinanced Qualified Convertible Indebtedness” means Indebtedness incurred pursuant to and in accordance with the terms of Section 7.03(p).

“Second Amendment Effective Date” means July 9, 2012.

“Shareholder Approval Date” means the date on which the shareholders of the Borrower approve the issuance of additional shares of common stock of the Borrower, such that following such approval the entire outstanding amount of any Qualified Convertible Indebtedness on such date may, under applicable Laws and the New York Stock Exchange listing requirements, be converted into shares of common stock of the Borrower based on the maximum conversion rate for such Qualified Convertible Indebtedness.

(b) The definition of “Applicable Margin” in Section 1.01 of the Credit Agreement is hereby amended by deleting the first sentence after the table contained therein and replacing it with the following:

From the Second Amendment Effective Date through the delivery of the Compliance Certificate pursuant to Section 6.02(a) with respect to the financial statements delivered pursuant to Section 6.01(b) for the fiscal quarter ending September 30, 2012, the Applicable Margin for Loans and Letter of Credit Fees shall be determined based upon Pricing Level 4.

(c) The definition of “Consolidated EBITDA” in Section 1.01 of the Credit Agreement is hereby amended by deleting subsection (v) and replacing it with the following:

“(v) non-capitalized transaction costs for the Transaction and the issuance of any Qualified Convertible Indebtedness and Refinanced Qualified Convertible Indebtedness,”.

(d) The definition of “Consolidated Fixed Charge Coverage Ratio” in Section 1.01 of the Credit Agreement is hereby amended by deleting the last sentence thereof and replacing it with the following:

“For purposes of calculating the Consolidated Fixed Charge Coverage Ratio for (A) the fiscal quarter ending September 30, 2012, the relevant calculation period shall be the sixth month period ending on such date, (B) the fiscal quarter ending December 31, 2012, the relevant calculation period shall be the nine month period ending on such date, and (C) any fiscal quarter ending thereafter, the relevant calculation period shall be the twelve month period ending on such date.”

(e) The definition of “Consolidated Funded Indebtedness” in Section 1.01 of the Credit Agreement is hereby amended by adding the following after the last sentence therein:

“For purposes of determining “Consolidated Funded Indebtedness”, the outstanding principal amount of any Qualified Convertible Indebtedness and Refinanced Qualified Convertible Indebtedness on such date shall be excluded from such determination.”

(f) Section 2.06(c) of the Credit Agreement is hereby amended by deleting the first parenthetical therein and replacing it with the following:

“(excluding any Indebtedness permitted to be incurred in accordance with Section 7.03(a) – (f), (h) – (n) and (p) and Indebtedness incurred pursuant to Section 7.03(g) to the extent provided below)”.

(g) Section 7.03 of the Credit Agreement is hereby amended by (i) deleting the “and” at the end of subsection (m) thereof, (ii) replacing the “.” at the end of subsection (n) thereof with “; and”, and (iii) adding the following new subsections (o) and (p) after subsection (n):

“(o) Qualified Convertible Indebtedness in an aggregate principal amount not to exceed $100,000,000; and

(p) unsecured Indebtedness consisting of debt securities of the Borrower that may be converted into cash, shares of common stock of the Borrower, or a combination thereof, refinancing, refunding, replacing, renewing, or extending any Indebtedness permitted under Section 7.03(o); provided that (i) the amount of such Indebtedness is not increased at the time of such refinancing, refunding, replacement, renewal, or extension except by an amount equal to a reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such refinancing, refunding, renewal, or extension, (ii) such Indebtedness has a final maturity at least 6 months after the Term Loan Maturity Date and the Revolving Credit Maturity Date, (iii) such Indebtedness does not require any scheduled repayment, defeasance, or redemption of any principal amount thereof or any conversion into cash prior to maturity (other than conversions of such Indebtedness into shares of common stock of the Borrower and Permitted Cash Conversions), and (iv) the agreements governing such Indebtedness do not contain covenants, terms, or conditions that are more restrictive, taken as a whole, than the covenants terms, and conditions of this Agreement.”

(h) Section 7.11(a) of the Credit Agreement is hereby amended by replacing the reference therein to “June 30, 2012” with “September 30, 2012”.

(i) Section 7.11(b) of the Credit Agreement is hereby amended by deleting the table contained in such subsection and the last clause of such subsection and replacing the same with the following:

“Period	Ratio
For fiscal quarters ending on or before September 30, 2011	4.25 to 1.00
For the fiscal quarter ending December 31, 2011	5.00 to 1.00
For the fiscal quarter ending September 30, 2012	4.25 to 1.00
For the fiscal quarter ending December 31, 2012	4.00 to 1.00
For the fiscal quarter ending March 31, 2013, and thereafter	3.75 to 1.00

From and including January 1, 2012 through and including June 30, 2012, no maximum Consolidated Leverage Ratio shall be required except to the extent described in Section 7.11(c) below.”

(j) Section 7.15 of the Credit Agreement is hereby amended by deleting clause (ii) thereof and replacing it with the following:

“(ii) Indebtedness in connection with a refinancing, refunding, extension or renewal to the extent such refinancing, refunding, extension or renewal is permitted by Section 7.03(b), (e), (h), (l) or (p),”

(k) Section 7.15 of the Credit Agreement is hereby further amended by deleting  the “and” at the end of clause (v) thereof and adding the following clause after clause (vi) thereof:

“and (vii) Permitted Cash Conversions,”.

(l) Section 8.01 of the Credit Agreement is hereby amended by adding the following new paragraph after subsection (k) thereof:

“Notwithstanding anything to the contrary in this Section 8.01, the occurrence of any event that permits the holders of convertible or exchangeable debt securities (including, without limitation, Qualified Convertible Indebtedness or Refinanced Qualified Convertible Indebtedness) permitted to be issued hereunder to convert or exchange (as the case may be) their debt securities into cash, shares of common stock of the Borrower, or a combination thereof (so long as any such conversion into cash constitutes a Permitted Cash Conversion) shall not constitute an Event of Default under Section 8.01(e).”

(m) Exhibit D (Form of Compliance Certificate) to the Credit Agreement is hereby amended as set forth on Annex 1 attached hereto.

Section 3. Representations and Warranties.  The Borrower represents and warrants that (a) the execution, delivery, and performance of this Second Amendment by each Loan Party are within the corporate or equivalent power and authority of such Loan Party and have been duly authorized by all necessary corporate or other organizational action, (b) this Second Amendment and the Credit Agreement, as amended hereby, constitute legal, valid, and binding obligations of each Loan Party that is a party hereto or thereto, enforceable against such Loan Party in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws of general applicability affecting the enforcement of creditors’ rights and the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or law); (c) the representations and warranties of the Borrower and each other Loan Party contained in the Credit Agreement, as amended hereby, and in each Loan Document are true and correct in all material respects as of the date of this Second Amendment, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects as of such earlier date; (d) no Default or Event of Default exists under the Loan Documents; and (e) the Liens under the Security Documents are valid and subsisting.

Section 4. Effect on Loan Documents.  Except as amended hereby, the Credit Agreement and all other Loan Documents remain in full force and effect as originally executed.  Nothing herein shall act as a waiver of any of the Administrative Agent’s or any Lender’s rights under the Loan Documents as amended, including the waiver of any Default or Event of Default, however denominated.  The Borrower acknowledges and agrees that this Second Amendment shall in no manner impair or affect the validity or enforceability of the Credit Agreement.  This Second Amendment is a Loan Document for the purposes of the provisions of the other Loan Documents.  Without limiting the foregoing, any breach of representations, warranties, and covenants under this Second Amendment may be a Default or Event of Default under the other Loan Documents.

Section 5. Effectiveness.  This Second Amendment shall become effective, and the Credit Agreement shall be amended as provided for herein, when the Administrative Agent (or its counsel) shall have received counterparts hereof duly executed and delivered by a duly authorized officer of the Borrower, each Subsidiary Guarantor, and by the Lenders whose consent is required to effect the amendments contemplated hereby.

Section 6. Reaffirmation of Subsidiary Guaranty and Security Documents.  By its signature hereto, each Subsidiary Guarantor represents and warrants that (a) such Subsidiary Guarantor has no defense to the enforcement of the Subsidiary Guaranty, and that according to its terms the Subsidiary Guaranty will continue in full force and effect to guaranty the Borrower’s obligations under the Credit Agreement and the other amounts described in the Subsidiary Guaranty following the execution of this Second Amendment and (b) the Liens created under the Security Documents to which such Subsidiary Guarantor is a party are valid and subsisting and will continue in full force and effect to secure the Borrower’s obligations under the Credit Agreement and the other amounts described in such Security Documents following the execution of this Second Amendment.

Section 7. Governing Law.  THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 8. Miscellaneous.  The miscellaneous provisions set forth in Article X of the Credit Agreement apply to this Second Amendment.  This Second Amendment may be signed in any number of counterparts, each of which shall be an original, and may be executed and delivered electronically and by telecopier.

Section 9. ENTIRE AGREEMENT.  THIS SECOND AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signature pages follow.]

EXECUTED as of the first date above written.

CAL DIVE INTERNATIONAL, INC.

By:	/s/ Brent Smith
Name:	Brent Smith
Title:	Executive VP & CFO

Signature Page to Amendment No. 2 to Credit Agreement

CAL DIVE OFFSHORE CONTRACTORS, INC., a Delaware corporation
AFFILIATED MARINE CONTRACTORS, INC., a Delaware corporation
FLEET PIPELINE SERVICES, INC., a Delaware corporation
GULF OFFSHORE CONSTRUCTION, INC., a Delaware corporation
CDI RENEWABLES, LLC, a Delaware limited liability company

By:	/s/ Brent Smith
Name:	Brent Smith
Title:	Executive VP & CFO

Signature Page to Amendment No. 2 to Credit Agreement

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ DeWayne D. Rosse
Name:	DeWayne D. Rosse
Title:	Agency Management Officer

Signature Page to Amendment No. 2 to Credit Agreement

BANK OF AMERICA, N.A., as a Lender, Swing Line Lender and L/C Issuer

By:	/s/ David Maiorella
Name:	David Maiorella
Title:	Senior Vice President

Signature Page to Amendment No. 2 to Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Co-Syndication Agent and Lender

By:	/s/ Robert Corder
Name:	Robert Corder
Title:	Director

Signature Page to Amendment No. 2 to Credit Agreement

BNP PARIBAS, as Co-Syndication Agent and Lender

By:	/s/ Guillaume Deve
Name:	Guillaume Deve
Title:	Managing Director

By:	/s/ Sriram Chandrasekaran
Name:	Sriram Chandrasekaran
Title:	Vice President

Signature Page to Amendment No. 2 to Credit Agreement

DNB NOR BANK ASA, as Co-Documentation Agent and Lender

By:	/s/ Florianne Robin
Name:	Florianne Robin
Title:	Vice President

By:	/s/ Stlan Lovseth
Name:	Stlan Lovseth
Title:	First Vice President

Signature Page to Amendment No. 2 to Credit Agreement

NATIXIS, as Co-Documentation Agent and Lender

By:	/s/ Timothy L. Polvado
Name:	Timothy L. Polvado
Title:	Sr. Managing Director

By:	/s/ Kenyatta Gibbs
Name:	Kenyatta Gibbs
Title:	Director

Signature Page to Amendment No. 2 to Credit Agreement

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ J. Frazell
Name:	J. Frazell
Title:	Director

Signature Page to Amendment No. 2 to Credit Agreement

SCOTIABANC INC., as a Lender

By:	/s/ H. Thind
Name:	H. Thind
Title:	Director

Signature Page to Amendment No. 2 to Credit Agreement

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Peter Hart
Name:	Peter Hart
Title:	Vice President

Signature Page to Amendment No. 2 to Credit Agreement

AMEGY BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Brian Duncan
Name:	Brian Duncan
Title:	Senior Vice President

Signature Page to Amendment No. 2 to Credit Agreement

CAPITAL ONE, N.A., as a Lender

By:	/s/ David L. Denbina
Name:	David L. Denbina, P.E.
Title:	Senior Vice President

Signature Page to Amendment No. 2 to Credit Agreement

COMPASS BANK, as a Lender

By:	/s/ Collis Sanders
Name:	Collis Sanders
Title:	Executive Vice President

Signature Page to Amendment No. 2 to Credit Agreement

Annex 1

EXHIBIT D

FORM OF COMPLIANCE CERTIFICATE

Annex 1 to Amendment No. 2 to Credit Agreement

EXHIBIT D

FORM OF COMPLIANCE CERTIFICATE

Financial Statement Date:  ________________________

To:           Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Credit Agreement, dated as of April 26, 2011 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Agreement;" the terms defined therein being used herein as therein defined) among Cal Dive International, Inc., a Delaware corporation (the "Borrower"), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender.

The undersigned Responsible Officer hereby certifies as of the date hereof that he/she is theof the Borrower, and that, as such, he/she is authorized to execute and deliver this Certificate to the Administrative Agent on the behalf of the Borrower, and that:

[Use following paragraph 1 for fiscal year-end financial statements]

[Attached hereto as Schedule 1][Filed with the Borrower's Form 10-K for the year ended ___________, 20__ and delivered in accordance with Section 6.01 of the Agreement] are the year-end audited financial statements required by Section 6.01(a) of the Agreement for the fiscal year of the Borrower, ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section.

[Use following paragraph 1 for fiscal quarter-end financial statements]

[Attached hereto as Schedule 1][Filed with the Borrower's  Form 10-Q for the quarter ended ___________, 20__ and delivered in accordance with Section 6.01 of the Agreement] are the unaudited financial statements required by Section 6.01(b) of the Agreement for the fiscal quarter of the Borrower, ended as of the above date.  Such financial statements fairly present the financial condition, results of operations and cash flows of the Borrower and its Subsidiaries in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.

The undersigned is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a review of the transactions and condition (financial or otherwise) of the Borrower and its Subsidiaries during the accounting period covered by the attached financial statements with a view to determine whether during such fiscal period the Borrower performed and observed all its Obligations under the Loan Documents, and

[select one:]

[to the best knowledge of the undersigned during such fiscal period, the Borrower performed and observed each covenant and condition of the Loan Documents applicable to it, and no Default has occurred and is continuing.]

--or--

[to the best knowledge of the undersigned during such fiscal period, the following covenants or conditions have not been performed or observed and the following is a list of each such Default and its nature and status:]

The representations and warranties of the Borrower contained in Article V of the Agreement, and any representations and warranties of the Borrower that are contained in any document furnished at any time under or in connection with the Loan Documents, are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, and except that for purposes of this Compliance Certificate, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b) respectively, of Section 6.01 of the Agreement, including the statements in connection with which this Compliance Certificate is delivered.

The financial covenant analyses and information set forth on Schedules 2 and 3 attached hereto are true and accurate on and as of the date of this Certificate.

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of  __________, _____________.

CAL DIVE INTERNATIONAL, INC.
By:
Name:
Title:

For the Quarter/Year ended ___________________("Statement Date")

SCHEDULE 2

to the Compliance Certificate

($ in 000's)

I.	Section 7.11(a) – Consolidated Fixed Charge Coverage Ratio.
	A.	Consolidated EBITDA for the relevant period as shown on Schedule 3 hereto: 1	$

	B.	Maintenance Capital Expenditures for such period:	$

	C.	Cash Taxes paid during such period:	$

	D.	Aggregate principal amount of all scheduled principal payments or redemptions or similar acquisitions for value of outstanding debt for borrowed money for such period:	$

		Scheduled interest payments for such period:	$

	E.	Consolidated Fixed Charge Coverage Ratio (Line I.A – Line I.B – Line I.C) ÷ (Line I.D + Line I.E):		______ to 1.00

		Minimum Required for each fiscal quarter ending September 30, 2012 and thereafter:		1.25 to 1.00

II.	Section 7.11(b) – Consolidated Leverage Ratio.
	A.	Consolidated Funded Indebtedness at Statement Date:2	$

	B.	Consolidated EBITDA for four consecutive fiscal quarters ending on the Statement Date as set forth on Schedule 3 hereto:	$

	C.	+/- adjustments to EBITDA for Acquisitions/Material Dispositions:	$

		Consolidated Leverage Ratio (Line II.A) ÷ (Line II.B +/- Line II.C):		______ to 1.00

		Maximum permitted:3 On or prior to September 30, 2011:		4.25 to 1.00

		On December 31, 2011		5.00 to 1.00

		On September 30, 2012		4.25 to 1.00

		On December 31, 2012		4.00 to 1.00

		Thereafter:		3.75 to 1.00

III.	Section 7.11(c) – Minimum Consolidated EBITDA.4
	A.	Consolidated EBITDA for four consecutive fiscal quarters ending on March 31, 2012 as shown on Schedule 3 hereto:	$

		Minimum Required:		$25,200,000

	B.	Consolidated Funded Indebtedness at March 31, 2012:	$

	C.	Consolidated EBITDA for four consecutive fiscal quarters ending on March 31, 2012 as shown on Schedule 3 hereto:	$

	D.	+/- adjustments to EBITDA for Acquisitions/Material Dispositions:	$

	E.	Consolidated Leverage Ratio (Line III.B) ÷ (Line III.C +/- Line III.D):		______ to 1.00

		Maximum Permitted:5		5.00 to 1.00

IV.	Section 7.11(d) – Collateral Coverage Sublimit.
	A.	80% of the net orderly liquidation value of each Mortgaged Vessel (per the most recent appraisal):	$

	B.	80% of accounts receivable as of the A/R Determination Date immediately preceding the Statement Date:	$

	C.	Outstanding Amount of Term Loans as of Statement Date:	$

	D.	Outstanding Amount of Revolving Credit Loans as of Statement Date:	$

	E.	Outstanding Amount of Swing Line Loans as of Statement Date:	$

	F.	Outstanding Amount of L/C Obligations as of Statement Date:	$

	G.	Aggregate Outstanding Amount (Line IV.D + Line IV.E + Line IV.F):	$

		Maximum Permitted (Line IV.A + Line IV.B – Line IV.C):	$

V.	Section 7.12 -- Capital Expenditures.
	A.	Capital Expenditures made during fiscal year to date 6	$

	B.	Maximum permitted Capital Expenditures during the fiscal year ending 2011:		$65,000,0007

	C.	Maximum permitted Capital Expenditures during each fiscal year thereafter:		$50,000,0008
$200,000,0009
	D.	Amount permitted to be carried over from prior year:10	$

	E.	Excess (deficit) for covenant compliance

		For the fiscal year ending 2011 (Line V.B – V.A):	$

		For each fiscal year thereafter (Line V.C +Line V.D – V.A):	$

1.
For purposes of calculating the Consolidated Fixed Charge Coverage Ratio for (A) the fiscal quarter ending September 30, 2012, the relevant calculation period shall be the sixth month period ending on such date, (B) the fiscal quarter ending December 31, 2012, the relevant calculation period shall be the nine month period ending on such date, and (C) any fiscal quarter ending thereafter, the relevant calculation period shall be the twelve month period ending on such date.

2.
For purposes of determining “Consolidated Funded Indebtedness”, the outstanding principal amount of any Qualified Convertible Indebtedness and Refinanced Qualified Convertible Indebtedness on such date shall be excluded from such determination.

3.	From and including January 1, 2012 through and including June 30, 2012, no maximum Consolidated Leverage Ratio shall be required except to the extent described in Line III.E.
4.	Required only for the fiscal quarter ending on March 31, 2012.
5.	Required only if test in Line III.A is not satisfied.
6.
Line V.A excludes all Capital Expenditures made during fiscal year to date for assets acquired, constructed, improved, enlarged, developed, re-constructed or repaired with proceeds from a Recovery Event or Asset Disposition within 365 days after the receipt of the applicable Net Cash Proceeds in accordance with the Agreement, to the extent of such proceeds.  Line V.A also excludes all Maintenance Capital Expenditures for the fiscal year ending December 31, 2011 and each fiscal year thereafter prior to the fiscal year in which the Financial Covenant Compliance Date occurs.

7.	For any fiscal year prior to the fiscal year in which the Financial Covenant Compliance Date occurs and excluding Maintenance Capital Expenditures.
8.	For any fiscal year prior to the fiscal year in which the Financial Covenant Compliance Date occurs and excluding Maintenance Capital Expenditures.
9.	For the fiscal year in which the Financial Covenant Compliance Date occurs and each fiscal year thereafter and including Maintenance Capital Expenditures.
10.	Carry-forward permitted only for fiscal years occurring after the fiscal year in which the Financial Covenant Compliance Date occurs.

For the Quarter/Year ended ___________________("Statement Date")

SCHEDULE 3

to the Compliance Certificate
($ in 000's)

Consolidated EBITDA
(in accordance with the definition of Consolidated EBITDA
as set forth in the Agreement)

Consolidated EBITDA	Quarter Ended __________	Quarter Ended __________	Quarter Ended __________	Quarter Ended __________	Twelve Months Ended __________
Consolidated Net Income
+ Consolidated Interest Charges
+ income taxes
+ depreciation expense
+ amortization expense
+ non-recurring non-cash charges or losses11
+ non-capitalized transaction costs of Transaction
+ non-cash stock-based compensation
+ permitted severance costs12
- non-recurring non-cash items13
- net income from non Subsidiaries (to extent included in Consolidated Net Income)
+ cash dividends and distributions from non Subsidiaries
+/- adjustments to EBITDA for non Wholly Owned Subsidiaries
= Consolidated EBITDA

11.	Excluding, for any fiscal quarter ending on or after September 30, 2011, any charges or losses (whether cash or non-cash) resulting from the Disposition of any asset of the Borrower or any Subsidiary.
12.
Permitted severance costs include: $400,000 for the fiscal quarter ending March 31, 2011, $600,000 for the fiscal quarter ending June 30, 2011, $2,500,000 for the fiscal quarter ending September 30, 2011 and $300,000 for the fiscal quarter ending December 31, 2011.

13.	Excluding, for any fiscal quarter ending on or after September 30, 2011, any items (whether cash or non-cash) resulting from the Disposition of any asset of the Borrower or any Subsidiary.